EQUITY ADVANTAGE VUL
Flexible Premium
Variable Life Insurance Policies
Brighthouse Variable Life Account A
Issued by Brighthouse Life Insurance Company
Statement of Additional Information
(Part B)
April 29, 2024
This Statement of Additional Information (“SAI”) is not a prospectus but relates to, and should be read in conjunction with, the Prospectus dated April 29, 2024. A copy of the Individual Flexible Premium Variable Life Insurance Policy Prospectus may be obtained by writing to Brighthouse Life Insurance Company, P.O. Box 4301, Clinton, IA 52733-4301, or by calling (800) 882-1292, by visiting https://dfinview.com/BHF/TAHD/BHF204 or by accessing the Securities and Exchange Commission’s website at https://www.sec.gov.
This SAI contains information in additional to the information described in the Prospectus for the Individual Flexible Premium Variable Life Insurance Policy (the “Policy”) offered by Brighthouse Life Insurance Company (“we”, “our”, or the “Company”). The Prospectus concisely sets forth information that a prospective investor ought to know before investing.
This Statement of Additional Information is dated April 29, 2024.
Book 716 SAI
SAI-1

TABLE OF CONTENTS
Page
General Information and History	SAI-3
The Company	SAI-3
Brighthouse Life Insurance Company History	SAI-3
The Separate Account	SAI-4
Non-Principal Risks of Investing in the Policy	SAI-4
SERVICES	SAI-4
Distribution of the Policies	SAI-4
Additional Information about the Operation of the Policies	SAI-7
Payment Options	SAI-7
Additional Information about Charges	SAI-7
Group or Sponsored Arrangements	SAI-7
Limits to BLIC’S Right to Challenge the Policy	SAI-7
Misstatement of Age or Sex	SAI-8
Reports	SAI-8
Personalized Illustrations	SAI-8
Performance Data	SAI-9
Independent Registered Public Accounting Firm	SAI-9
FINANCIAL STATEMENTS	SAI-10
SAI-2

General Information and History
The Company
Brighthouse Life Insurance Company (“BLIC”) is a Delaware stock life insurance company originally chartered in Connecticut in 1863. Prior to March 6, 2017, BLIC was known as MetLife Insurance Company USA. BLIC is licensed to conduct business in all states of the United States, except New York, the District of Columbia, the Bahamas, Guam, Puerto Rico, the British Virgin Islands and the U.S. Virgin Islands. BLIC is an indirect, wholly-owned subsidiary of, and ultimately controlled by, Brighthouse Financial, Inc. (“BHF”), a publicly-traded company. BLIC was an indirect, wholly-owned subsidiary of MetLife, Inc. until August 4, 2017, when BHF became an independent, publicly-traded company following the completion of a separation transaction. BHF, through its subsidiaries and affiliates, is one of the largest providers of annuities and life insurance in the U.S. BLIC’s executive offices are located at 11225 North Community House Road, Charlotte, North Carolina 28277.
Brighthouse Life Insurance Company History
MetLife Insurance Company USA. From the close of business on November 14, 2014 to March 6, 2017, BLIC was called MetLife Insurance Company USA (“MetLife USA”). MetLife USA was established following the close of business on November 14, 2014, when MetLife Investors USA Insurance Company, a wholly-owned subsidiary of MetLife Insurance Company of Connecticut, MetLife Investors Insurance Company and Exeter Reassurance Company, Ltd. were merged into MetLife Insurance Company of Connecticut, and MetLife Insurance Company of Connecticut was then renamed MetLife Insurance Company USA. Simultaneously, MetLife Insurance Company USA changed its domicile from Connecticut to the state of Delaware. As a result of this merger, MetLife USA assumed legal ownership of all of the assets of these predecessor companies, including assets held in the separate accounts, and became responsible for administering the Policies and paying any benefits due under all contracts and policies issued by each of its corporate predecessors. These predecessor companies that issued contracts and policies on and prior to November 14, 2014 were the following:
MetLife Insurance Company of Connecticut. MetLife Insurance Company of Connecticut (“MICC”), originally chartered in Connecticut in 1863, was known as Travelers Insurance Company prior to May 1, 2006. MICC changed its name to MetLife Insurance Company USA and its state of domicile to Delaware after the close of business on November 14, 2014 as described under “MetLife Insurance Company USA” above.
MetLife Life and Annuity Company of Connecticut. MetLife Life and Annuity Company of Connecticut (“MLAC”), originally chartered in Connecticut in 1973, was known as Travelers Life and Annuity Company prior to May 1, 2006. On or about December 7, 2007, MLAC merged with and into MICC.
MetLife Investors USA Insurance Company. MetLife Investors USA Insurance Company (“MLI USA”), originally chartered in Delaware in 1960, was known as Security First Life Insurance Company prior to January 8, 2001. MLI USA was merged into BLIC after the close of business on November 14, 2014, as described under “MetLife Insurance Company USA” above.
MetLife Investors Insurance Company. MetLife Investors Insurance Company (“MLI”), originally chartered in Missouri in 1981, was known as Cova Financial Services Life Insurance Company prior to February 12, 2001. MLI was merged into BLIC after the close of business on November 14, 2014, as described under “MetLife Insurance Company USA” above.
MetLife Investors Insurance Company of California. MetLife Investors Insurance Company of California (“MLI CA”), originally chartered in California in 1972, was known as Cova Financial Life Insurance Company prior to February 12, 2001. On November 9, 2006 MLI CA merged with and into MLI.
SAI-3

The Separate Account
Brighthouse Variable Life Account A (the "Separate Account") was established by the Board of Directors of MetLife Investors USA Insurance Company under Delaware law on November 15, 2005. On November 14, 2014, pursuant to the merger of MLI USA into MetLife USA, the Separate Account became a separate account of MetLife USA, and on March 6, 2017, it was renamed Brighthouse Variable Life Account A. The Separate Account is the funding vehicle for the Policies. The Separate Account meets the definition of a “separate account” under Federal securities laws, and is registered with the U.S. Securities and Exchange Commission (the “SEC”) as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”). Registration with the SEC does not involve SEC supervision of the Separate Account’s management or investments. However, the Delaware Insurance Commissioner regulates BLIC and the Separate Account, which are also subject to the insurance laws and regulations where the Policies are sold.
Non-Principal Risks of Investing in the Policy
Payment of Proceeds. We may withhold payment of surrender or loan proceeds if those proceeds are coming from a Policy Owner’s check, or from a premium transaction under our pre-authorized checking arrangement, which has not yet cleared. We may also delay payment while we consider whether to contest the Policy. We pay interest on the death benefit proceeds from the date to the date we pay them. Normally we promptly make payments of cash value, or of any loan value available, from cash value in the Fixed Account. However, we may delay those payments for up to six months. We pay interest in accordance with state insurance law requirements on delayed payments.
Potential Conflicts of Interest.The Portfolios’ Boards of Trustees monitor events to identify conflicts that may arise from the sale of Portfolio shares to variable life and variable annuity separate accounts of affiliated and, if applicable, unaffiliated insurance companies and qualified plans. Conflicts could result from changes in state insurance law or Federal income tax law, changes in investment management of a Portfolio, or differences in voting instructions given by variable life and variable annuity contract owners and qualified plans, if applicable. If there is a material conflict, the Board of Trustees will determine what action should be taken, including the removal of the affected Portfolios from the Separate Account, if necessary. If we believe any Portfolio action is insufficient, we will consider taking other action to protect Policy Owners. There could, however, be unavoidable delays or interruptions of operations of the Separate Account that we may be unable to remedy.
SERVICES
BLIC maintains certain books and records of the Separate Account and provides certain issuance and other administrative services for the Contracts. Pursuant to a services agreement, Computer Sciences Corporation, through its affiliate Alliance-One Services, Inc. provides certain other administrative and recordkeeping services for the Contracts as well as other contracts and policies issued by BLIC. The amount paid to Computer Sciences Corporation for the period January 1, 2021 through December 31, 2021 was $20,238,936, for the period January 1, 2022 through December 31, 2022 was $17,646,514, and for the period January 1, 2023 through December 31, 2023 was $16,715,871.
Distribution of the Policies
Our affiliate, Brighthouse Securities, LLC (“Distributor”), 11225 North Community House Road, Charlotte, NC 28277, serves as principal underwriter and distributor for the Policies. Prior to March 6, 2017, MetLife Investors Distribution Company (“MLIDC”) was the principal underwriter and distributor. Distributor is registered as a broker-dealer with the U.S. Securities and Exchange Commission under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of the Financial Industry Regulatory Authority. Distributor has entered into selling agreements with other broker-dealers (“selling firms”) with respect to the Policies and compensates them for their services. Distributor passes through commissions it receives to selling firms for their sales and does not retain any portion of them in return for its services as distributor for the Policies.
The Policies are no longer offered for sale. This is a continuous offering.
SAI-4

The table below shows the amount of commissions paid with respect to the Policies in the years indicated.
Fiscal Year	Aggregate Amount of Commissions Paid to Distributor	Aggregate Amount of Commissions Retained by Distributor after Payments to Selling Firms
2023	$1,259,161	$0
2022	$1,758,445	$0
2021	$2,860,524	$0

As noted in the prospectus, we and Distributor pay compensation to all selling firms in the form of commissions and certain types of non-cash compensation. We and Distributor may pay additional compensation to selected firms, including marketing allowances, introduction fees, persistency payments, preferred status fees and industry conference fees. The terms of any particular agreement governing compensation may vary among selling firms and the amounts may be significant. The amount of additional compensation (non-commission amounts) paid to selected selling firms that sold our variable life and variable annuity products in 2023 ranged from $126 to $11,863,887. For purposes of calculating these amounts, the amount of compensation received by a selling firm includes the additional compensation received by the firm for the sale of life insurance and annuity products issued by us and our affiliates.
The following list sets forth the names of selling firms that received additional compensation in 2023 in connection with the sale of our and our affiliates’ variable life policies, variable annuity contracts and other insurance products:

Atria Wealth Solutions
American Portfolios Financial Services, Inc.
Ameriprise Financial Services, Inc.
Ameritas Investment Corp.
Arvest Investments, Inc.
Avantax Investment Services, Inc.
Benjamin F. Edwards & Company, Inc.
Cabot Lodge Securities LLC
Cadaret, Grant & Co., Inc.
Calton & Associates, Inc.
Cambridge Investment Research, Inc.
Capital Investment Brokerage, Inc.
Capital Investments Group, Inc.
Centaurus Financial, Inc.
Cetera Advisor Networks LLC
CFD Investments, Inc.
Citigroup Global Markets Inc.
Commonwealth Financial Network
Concourse Financial Group Securities, Inc.
Copper Financial
CreativeOne Securities, LLC
CUSO Financial Services, L.P.
Equitable Advisors, LLC
Equity Services, Inc.
First Citizens Investor Services, Inc.
First Heartland Capital, Inc.
First Horizon Advisors, Inc.
Founders Financial Securities LLC
FSC Securities Corporation
SAI-5

Gradient Securities, LLC
Grove Point Investments, LLC
Hazard & Siegel, Inc.
Independent Financial Group, LLC
J.P. Morgan Securities LLC
J.W. Cole Financial, Inc.
Janney Montgomery Scott LLC
Kestra Investment Services, LLC
Key Investment Services LLC
Lincoln Investment Planning, Inc.
Lion Street Financial, LLC
LPL Financial Corp. Affiliates
Merrill Lynch, Pierce, Fenner & Smith Inc
MML Investors Services, LLC
Morgan Stanley Smith Barney LLC
Mutual Securities, Inc.
Navy Federal Brokerage Services LLC
NEXT Financial Group, Inc.
OneAmerica Securities, Inc.
Oppenheimer & Co. Inc.
OSAIC Wealth, Inc.
Park Avenue Securities LLC
PFS Investments Inc.
Purshe Kaplan Sterling Investments, Inc.
Raymond James & Associates, Inc.
RBC Capital Markets, LLC
Royal Alliance Associates, Inc.
SA Stone Wealth Management Inc.
SagePoint Financial, Inc.
SCF Securities, Inc.
Securities America, Inc.
Sigma Financial Corporation
Stifel, Nicolaus & Company, Incorporated
Synovus Securities, Inc.
The Investment Center, Inc.
The Leaders Group, Inc.
The O.N. Equity Sales Company
Transamerica Financial Advisors, Inc.
Triad Advisors LLC
Truist Investment Services, Inc.
UBS Financial Services Inc.
U.S. Bancorp Investments, Inc.
UnionBanc Investment Services, LLC
United Planners Financial Services
USA Financial Securities Corporation
ValMark Securities, Inc.
Voya Financial Advisors, Inc.
Wells Fargo Advisors, LLC
WesBanco Securities, Inc.
Woodbury Financial Services, Inc.
Western International Securities, Inc.
SAI-6

Additional Information about the Operation of the Policies
Payment Options
We pay the Policy’s death benefit and cash surrender value in one sum unless you or the payee choose a payment option for all or part of the proceeds. You can choose a combination of payment options. You can make, change or revoke the selection of payee or payment option before the death of the insured. You can contact your registered representative or our Designated Office for the procedure to follow. (See “Receipt of Communications and Payments at BLIC’s Designated Office.”) The payment options available are fixed benefit options only and are not affected by the investment experience of the Separate Account. Once payments under an option begin, withdrawal rights may be restricted. Even if the death benefit under the Policy is excludible from income, payments under Payment Options may not be excludible in full. This is because earnings on the death benefit after the insured’s death are taxable and payments under the Payment Options generally include such earnings. You should consult a tax adviser as to the tax treatment of payments under Payment Options.
The following payment options are available:
(i)
Single Life Income. We pay proceeds in equal monthly installments for the life of the payee.
(ii)
Single Life Income—10-Year Guaranteed Payment Period. We pay proceeds in equal monthly installments during the life of the payee, with a guaranteed payment period of 10 years.
(iii)
Joint and Survivor Life Income. We pay proceeds in equal monthly installments (a) while either of two payees is living, or (b) while either of the two payees is living, but for at least 10 years.
Additional Information about Charges
Group or Sponsored Arrangements
We may issue the Policies to group or sponsored arrangements, as well as on an individual basis. A “group arrangement” includes a situation where a trustee, employer or similar entity purchases individual Policies covering a group of individuals. Examples of such arrangements are non-qualified deferred compensation plans. A “sponsored arrangement” includes a situation where an employer or an association permits group solicitation of its employees or members for the purchase of individual Policies.
We may waive, reduce or vary any Policy charges under Policies sold to a group or sponsored arrangement. We may also raise the interest rate credited to loaned amounts under these Policies. The amount of the variations and our eligibility rules may change from time to time. In general, they reflect cost savings over time that we anticipate for Policies sold to the eligible group or sponsored arrangements and relate to objective factors such as the size of the group, its stability, the purpose of the funding arrangement and characteristics of the group members. Consult your registered representative for any variations that may be available and appropriate for your case.
The United States Supreme Court has ruled that insurance policies with values and benefits that vary with the sex of the insured may not be used to fund certain employee benefit programs. Therefore, we offer Policies that do not vary based on the sex of the insured to certain employee benefit programs. We recommend that employers consult an attorney before offering or purchasing the Policies in connection with an employee benefit program.
Limits to BLIC’S Right to Challenge the Policy
Generally, we can challenge the validity of your Policy or a rider during the insured’s lifetime for two years (or less, if required by state law) from the date of issue, based on misrepresentations made in the application. We can challenge the portion of the death benefit resulting from an underwritten premium payment for two years during the insured’s lifetime from receipt of the premium payment. However, if the insured dies within two years of the date of issue, we can challenge all or part of the Policy at any time based on misrepresentations in the application. We can challenge an increase in face amount, with regard to material misstatements concerning such increase, for two years during the insured’s lifetime from its effective date.
SAI-7

Misstatement of Age or Sex
If we determine, while the insured is still living, that there was a misstatement of age or (if the Policy is not unisex) sex in the application, the Policy values and charges will be recalculated from the issue date based on the correct information. If, after the death of the insured, we determine that the application misstates the insured’s age or sex, the Policy’s death benefit will be the amount which would be bought by the most recent Monthly Cost of Insurance, based on the insured’s correct age and, if the Policy is not unisex, correct sex.
Reports
We will send you an annual statement showing your Policy’s death benefit, cash value and any outstanding Policy loan principal. We will also confirm Policy loans, account transfers, lapses, surrenders and other Policy transactions when they occur.
The shareholder reports for the Portfolios available under your Policy will no longer be sent by mail, effective January 1, 2021, unless you specifically request paper copies of the reports from the Company. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and online at https://dfinview.com/BHF/TAHD//BHF204.
Personalized Illustrations
We may provide personalized illustrations showing how the Policies work based on assumptions about investment returns and the Policy Owner’s and/or insured’s characteristics. The illustrations are intended to show how the death benefit, cash surrender value, and cash value could vary over an extended period of time assuming hypothetical gross rates of return (i.e., investment income and capital gains and losses, realized or unrealized) for the Separate Account equal to specified constant after-tax rates of return. One of the gross rates of return will be 0%. Gross rates of return do not reflect the deduction of any charges and expenses. The illustrations will be based on specified assumptions, such as face amount, premium payments, insured, risk class, and death benefit option. Illustrations will disclose the specific assumptions upon which they are based. Values will be given based on guaranteed mortality and expense risk and other charges and may also be based on current mortality and expense risk and other charges.
The illustrated death benefit, cash surrender value, and cash value for a hypothetical Policy would be different, either higher or lower, from the amounts shown in the illustration if the actual gross rates of return averaged the gross rates of return upon which the illustration is based, but varied above and below the average during the period, or if premiums were paid in other amounts or at other than annual intervals. For example, as a result of variations in actual returns, additional premium payments beyond those illustrated may be necessary to maintain the Policy in force for the period shown or to realize the Policy values shown in particular illustrations even if the average rate of return is realized.
Illustrations may also show the internal rate of return on the cash surrender value and the death benefit. The internal rate of return on the cash surrender value is equivalent to an interest rate (after taxes) at which an amount equal to the illustrated premiums could have been invested outside the Policy to arrive at the cash surrender value of the Policy. The internal rate of return on the death benefit is equivalent to an interest rate (after taxes) at which an amount equal to the illustrated premiums could have been invested outside the Policy to arrive at the death benefit of the Policy. Illustrations may also show values based on the historical performance of the Investment Divisions. We reserve the right to impose a $25 fee for each illustration that you request in excess of one per year.
SAI-8

Performance Data
We may provide information concerning the historical investment experience of the Investment Divisions, including average annual net rates of return for periods of one, three, five, and ten years, as well as average annual net rates of return and total net rates of return since inception of the Portfolios. These net rates of return represent past performance and are not an indication of future performance. Insurance, sales, premium tax, mortality and expense risk and coverage expense charges, which can significantly reduce the return to the Policy Owner, are not reflected in these rates. The rates of return reflect only the fees and expenses of the underlying Portfolios. The net rates of return show performance from the inception of the Portfolios, which in some instances, may precede the inception date of the corresponding Investment Division.
Independent Registered Public Accounting Firm
The financial statements comprising each of the Investment Divisions of Brighthouse Variable Life Account A, and the financial statements of Brighthouse Life Insurance Company, incorporated by reference in this Statement of Additional Information, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their reports. Such financial statements are incorporated by reference in reliance upon the reports of such firm given their authority as experts in accounting and auditing.
The principal business address of Deloitte & Touche LLP is 650 South Tryon Street, Suite 1800, Charlotte, North Carolina 28202-3512.
SAI-9

FINANCIAL STATEMENTS
The financial statements comprising each of the Investment Divisions of the Separate Account and the financial statements of BLIC are incorporated by reference to the submission form type N-VPFS, File No. 811-21851, filed by the Separate Account with the SEC on March 27, 2024.
The financial statements of BLIC should be considered only as a bearing upon the ability of BLIC to meet its obligations under the Policy. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.
SAI-10